UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
(Amendment No. 3)
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): April 13, 2011
RXI PHARMACEUTICALS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-33958	20-8099512

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
60 Prescott Street,
Worcester, Massachusetts
01605

(Address of Principal
Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (508) 767-3861
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
     RXi Pharmaceuticals Corporation (“RXi”) files this Form 8-K/A (Amendment No. 3) to provide updated pro forma financial information related to its acquisition of Apthera, Inc. (“Apthera”), which closed on April 13, 2011. Reference is made to the Form 8-K filed by RXi on April 14, 2011, as previously amended by the Forms 8-K/A (Amendment No. 1 and Amendment No. 2) filed on April 15, 2011 and on May 4, 2011, respectively.

Item 9.01	Financial Statements and Exhibits
     Pursuant to Article 8 of Regulation S-X, the following pro forma financial information is included as Exhibit 99.1 to this Form 8-K/A and incorporated herein by reference:
(a)	Pro Forma Financial Information Regarding Business Acquired
(i)	Unaudited pro forma condensed combined balance sheet as of March 31, 2011

(ii)	Unaudited pro forma condensed combined statement of expenses for the three months ended March 31, 2011
(b)	Exhibits
     The following exhibit is filed as part of this Form 8/K/A.

Exhibit
No.	Description
99.1	Unaudited pro forma condensed combined financial information

Signature
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RXI PHARMACEUTICALS CORPORATION
Date: June 10, 2011	By:	/s/ Mark J. Ahn
Mark J. Ahn
President and Chief Executive Officer

Index to Exhibits

Exhibit
No.	Description
99.1	Unaudited pro forma condensed combined financial information

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